SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 4, 2008
(Date of earliest event reported)
FLOW INTERNATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Washington	0-12448	91-1104842

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File	Identification
incorporation)	Number)	Number)
23500 — 64th Avenue South, Kent, Washington 98032
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code:
(253) 850-3500
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
(a) Flow International Corporation (the “Company”) issued a press release September 4, 2008 reporting results for its fiscal 2009 first quarter ended July 31, 2008.
A copy of the release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Company will hold a conference call to discuss the results on Thursday, September 4th at 11:00 a.m. Eastern Time (8:00 a.m. Pacific Time).
ITEM 9.01. Exhibits
     (d) Exhibits
     99.1 Press Release dated September 4, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2008	FLOW INTERNATIONAL CORPORATION
	By:	/s/ John S. Leness
John S. Leness
General Counsel and Secretary